UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 14, 2005

                        RETURN ON INVESTMENT CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                  033-36198             22-3038309
(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)           File Number)        Identification No.)

                       1825 Barrett Lakes Blvd., Suite 260
                             Kennesaw, Georgia 30144
                    (Address of Principal Executive Offices)


                                 (770) 517-4750
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 14, 2005, Return On Investment Corporation (the "Company") issued a press release regarding its financial results for the quarter ended December 31, 2004. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

99.1         Press Release, dated February 14, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  RETURN ON INVESTMENT CORPORATION



Date: February 14, 2004           By: /s/ Arol R. Wolford
                                      ----------------------------------
                                          Arol R. Wolford
                                          President and Chief Executive Officer


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